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                                                                      EXHIBIT 23


[LOGO] PRICEWATERHOUSECOOPER

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                                                      PRICEWATERHOUSECOOPERS LLP
                                                      One Lincoln Center
                                                      Syracuse NY 13202-9972
                                                      Telephone (315) 474 8541
                                                      Facsimile (315) 473 1385



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------




We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-30575, 33-3036 and 333-26049) of Corning Incorporated of our report dated April 20, 2001 relating to the financial statements of The Corning Incorporated Investment Plan, which appears in this Form 11-K.



/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Syracuse, New York
June 25, 2001